                                                                  CONFORMED COPY

                     SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 15, 1999



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)




Delaware                    0-23108                         Not Applicable
--------                    -------                         --------------
(State of                   (Commission                     (IRS Employer
organization)               File Number)                    Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                   19720
----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184



                                 Not Applicable
                                 --------------
                 (Former address, if changed since last report)


                                 Page 1 of 153
                         Index to Exhibits is on page 8

Item 5.  Other Events

A)   Series 1993-1:
On March 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the February 1999 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)   Series 1993-2:
On March 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the February 1999 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)   Series 1993-3:
On March 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the February 1999 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)   Series 1994-2:
On March 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the February 1999 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(d) hereto.

E)   Series 1994-3:
On March 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the February 1999 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(e) hereto.

F)   Series 1994-A:
On March 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the February 1999 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(f) hereto.

G)   Series 1995-1:
On March 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the February 1999 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(g) hereto.

H)   Series 1995-2:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(h) hereto.

I)   Series 1995-3:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(i) hereto.

J)   Series 1996-1:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the

February 1999 Due Period with respect to Series 1996-1, which is attached as
Exhibit 20(j) hereto.

K)   Series 1996-2:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(k) hereto.

L)   Series 1996-3:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(l) hereto.

M)   Series 1996-4:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(m) hereto.

N)   Series 1997-1:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1997-1, which is attached as Exhibit 20(n) hereto.

O)   Series 1997-2:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1997-2, which is attached as Exhibit 20(o) hereto.

P)   Series 1997-3:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1997-3, which is attached as Exhibit 20(p) hereto.

Q)   Series 1997-4:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1997-4, which is attached as Exhibit 20(q) hereto.

R)   Series 1998-1:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1998-1, which is attached as Exhibit 20(r) hereto.

S)   Series 1998-2:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1998-2, which is attached as Exhibit 20(s) hereto.

T)   Series 1998-3:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1998-3, which is attached as Exhibit 20(t) hereto.

U)   Series 1998-4:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1998-4, which is attached as Exhibit 20(u) hereto.

V)   Series 1998-6:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1998-6, which is attached as Exhibit 20(v) hereto.

W)   Series 1998-7:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1998-7, which is attached as Exhibit 20(w) hereto.

X)   Series 1999-1:
On March 15, 1999 the Registrant made available the Monthly Certificateholders Statement for the February 1999 Due Period with respect to Series 1999-1, which is attached as Exhibit 20(x) hereto.

Item 7.  Financial Statements and Exhibits
c) Exhibits

Exhibit No.               Description
-----------               -----------

20(a)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1993-1.

20(b)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1993-2.

20(c)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1993-3.

20(d)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1994-2.

20(e)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1994-3.

20(f)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1994-A.

20(g)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1995-1.

20(h)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1995-2.

20(i)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1995-3.

20(j)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1996-1.

20(k)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1996-2.

20(l)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1996-3.

20(m)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1996-4.

20(n)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-1.

20(o)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-2.

20(p)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-3.

20(q)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-4.

20(r)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-1.

20(s)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-2.

20(t)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-3.

20(u)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-4.

20(v)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-6.

20(w)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-7.

20(x)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1999-1.


                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DISCOVER CARD MASTER TRUST I
                                        (Registrant)

                                    By:GREENWOOD TRUST COMPANY
                                       as originator of the Trust



                                    By:      John J. Coane
                                       --------------------------------
                                       John Coane
                                       Vice President, Chief Accounting
                                       Officer and Treasurer


Date: March 15, 1999

                                EXHIBIT INDEX

20(a)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1993-1.

20(b)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1993-2.

20(c)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1993-3.

20(d)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1994-2.

20(e)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1994-3.

20(f)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1994-A.

20(g)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1995-1.

20(h)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1995-2.

20(i)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1995-3.

20(j)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1996-1.

20(k)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1996-2.

20(l)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for
                          Series 1996-3.

20(m)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1996-4.

20(n)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-1.

20(o)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-2.

20(p)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-3.

20(q)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1997-4.

20(r)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-1.

20(s)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-2.

20(t)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-3.

20(u)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-4.

20(v)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-6.

20(w)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1998-7.

20(x)                     Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1999, for Series
                          1999-1.